                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Robin Lenna
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robin Lenna, Chairman of the Board, President and Chief Executive Officer and a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2017.

/s/ Robin F. Lenna
------------------------------
   Robin Lenna

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
        Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, a Director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2017.

/s/ Peter M. Carlson
------------------------------
   Peter M. Carlson

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Frank Cassandra
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Frank Cassandra, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2017.

/s/ Frank Cassandra
------------------------------
   Frank Cassandra

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Joi Corrothers
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Joi Corrothers, Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2017.

/s/ Joi M. Corrothers
------------------------------
   Joi Corrothers

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Marlene Debel
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Marlene Debel, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2017.

/s/ Marlene Debel
------------------------------
   Marlene Debel

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                David Griffiths
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, David Griffiths, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A

       File No. 333-133674 AFIS,
       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2017.

/s/ David Griffiths
------------------------------
   David Griffiths

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Andrew Kaniuk
                       Director and Senior Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Andrew Kaniuk, a Director and Senior Vice President of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2017.

/s/ Andrew Kaniuk
------------------------------
   Andrew Kaniuk

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 John McCallion
                Director, Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that I, John McCallion, a Director, Executive Vice President and Treasurer of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A
       File No. 333-133674 AFIS,

       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2017.

/s/ John McCallion
------------------------------
   John McCallion

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Anne M. Belden
                   Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anne M. Belden, Vice President and Chief Financial Officer of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint John M. Richards, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .   General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

   .   General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

   .   General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

   .   General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

And in connection with the registration of guarantees relating to the variable contracts listed below:

   .   Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B,
       File No. 333-96773 Class VA, Class AA, and Class B,
       File No. 333-96775 Class A,
       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,
       File No. 333-96795 Class C,

   .   Paragon Separate Account A

       File No. 333-133674 AFIS,
       File No. 333-133699 Group American Plus,

   .   Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C,
         Morgan Stanley product, Putnam product, MFS product and Multi
         Manager III,
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D,
         Multi Manager II,

   .   Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

   .   Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2017.

/s/ Anne M. Belden
------------------------------
   Anne M. Belden